Filed pursuant to Rule 497(e)

File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated November 21, 2013 to the

Blackstone Alternative Multi-Manager Fund Prospectus

dated July 16, 2013, as revised July 31, 2013

Books and Records

The following statement is added to the end of the section captioned “More on Fund Management—Adviser and Sub-Advisers—Adviser:”

The Adviser has delegated certain SEC and CFTC recordkeeping requirements with respect to the maintenance of the Fund’s books and records to the Fund’s administrator, State Street Bank and Trust Company (One Lincoln Street, Boston, MA 02111).

Service Provider Payments

The second sentence of the first paragraph in the section captioned “Distribution Arrangements” is amended and restated as follows:

In addition, the Adviser will use its own resources to pay BAP or other broker-dealers or financial intermediaries in connection with providing services intended to result in the sale of shares of the Fund and/or for sub-transfer agency or shareholder support services.

Website Address

All references in the Prospectus to the Fund’s website address are replaced with the following: www.blackstone.com/blackstone-alternative-multi-manager-fund.